Exhibit 32(f)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, E. Renae Conley, President and Chief Executive Officer-Louisiana of Entergy Gulf States, Inc. and Chair of the Board, President and Chief Executive Officer of Entergy Louisiana, LLC (the "Companies"), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Annual Report on Form 10-K of each of the Companies for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in each Report fairly presents, in all material respects, the financial condition and results of operations of each respective Company as of the dates and for the periods presented in each Report.

/s/ E. Renae Conley
E. Renae Conley
President and Chief Executive Officer-Louisiana of
Entergy Gulf States, Inc. and Chair of the Board, President,
and Chief Executive Officer of Entergy Louisiana, LLC

Date: March 9, 2006